Exhibit 10.4 - $75,000 Secured Convertible Debenture







THIS SECURED DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.



                                SECURED DEBENTURE


                                   WWAP, INC.


                        5% Secured Convertible Debenture


                              Due October 20, 2006


No. CCP-1                                                               $75,000

         This Secured Debenture is issued by WWAP, Inc., a Delaware corporation (the "Company"), to Cornell Capital Partners L.P. (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

ARTICLE I.

         Section 1.01 Principal and Interest. For value received, on October 20, 2006, the Company hereby promises to pay to the order of the Holder in lawful money of the United States of America and in immediately available funds the principal sum of Seventy-Five Thousand Dollars ($75,000), together with interest on the unpaid principal of this Debenture at the rate of five percent (5%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Company's option, the entire




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principal amount and all accrued interest shall be either (a) paid to the Holder on the second (2nd) year anniversary from the date hereof or (b) converted in accordance with Section 1.02 herein provided, however, that in no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion (which provision may be waived by the Investor by written notice from the Investor to the Company, which notice shall be effective 61 days after the date of such notice). This limitation shall not apply to an automatic conversion pursuant to
Section 4.03 hereof.

         Section 1.02 Optional Conversion. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time subject to restrictions set forth below, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's common stock, par value $0.01 per share ("Common Stock"), at the price per share (the "Conversion Price") equal to the lesser of (a) an amount equal to one hundred twenty percent (120%) of the initial bid price of the Common Stock (the "Fixed Price") submitted on Form 211 by a registered market maker to and approved by the NASD, or (b) an amount equal to eighty percent (80%) of the lowest volume weighted average price of the Company's Common Stock, as quoted by Bloomberg, LP (the "Closing Bid Price"), for the five (5) trading days immediately preceding
(x) the Conversion Date, (y) the Redemption Date or (z) the Conversion Redemption Date, all as defined herein. Subparagraphs (a) and (b) above are individually referred to as a "Conversion Price". As used herein, "Principal Market" shall mean The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price shall mean the reported Closing Bid Price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

         So long as there is no Event of Default (as defined herein), the Holder may not convert this Debenture prior to 120 calendar days after the Company's Common Stock is initially quoted on the Principal Market. After the end of such period, the Holder may convert up to twenty five percent (25%) of the principal and interest due hereunder. After 150 calendar days after the Company's Common Stock is initially quoted on the Principal Market, the Holder may convert up to fifty percent (50%) of the principal and interest due hereunder. The Holder shall not have any restrictions on conversion after the Company's Common Stock has been initially quoted on the Principal Market for 210 calendar days.

         For one (1) year after the Company's Common Stock is initially quoted on the Principal Market, the Holder shall not sell in any Trading Day Common Stock received upon conversion that exceeds fifteen percent (15%) of the average daily volume of the Company's Common Stock over the prior five (5) Trading Days.



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         Section 1.03 Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within thirty
(30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

         Section 1.04 Right of Redemption. The Company shall have the right to redeem all or part of this Debenture by providing fifteen (15) days prior written notice (a "Redemption Notice"). The Holder shall not convert this Debenture after the receiving the Redemption Notice until the expiration of the fifteen (15) day period (the "Redemption Date"). The redemption price shall be equal to 120% of the principal amount being redeemed, plus accrued interest.

         In the event the Holder previously delivered a Notice of Conversion to the Company, the Company shall have three (3) Trading Days to submit a written notice to the Holder of its desire to redeem the portion of the Convertible being converted pursuant to the applicable Notice of Conversion. The Company shall redeem such portion of this Debenture and pay the Investor the redemption price (as set forth above) by the fifteenth (15th) day after the applicable Notice of Conversion (the "Conversion Redemption Date").

         In the event the Company fails to redeem this Debenture in compliance with the foregoing, then this Debenture will be converted at the Conversion Price and the Investor shall be entitled to a late payment of 2% of the amount so converted.

         Section 1.05 Registration Rights. The Company is obligated to register the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement of even date herewith between the Company and the Holder (the "Investor Registration Rights Agreement").

         Section 1.06 Interest Payments. Accrued interest shall be paid at the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Holder, in its sole discretion, may elect to receive the interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Conversion Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.



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


         Section 1.07 Paying Agent and Registrar. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

                                  ARTICLE II.

         Section 2.01 Amendments and Waiver of Default. The Debenture may not be amended without the consent of the Holder. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.

                                  ARTICLE III.

         Section 3.01 Events of Default. An Event of Default is defined as follows: (a) failure by the Company to pay amounts hereunder when due, including, without limitation, principal, interest and liquidated damages; (b) failure by the Company to comply with the terms of the Irrevocable Transfer Agent Instructions; (c) failure by the Company's transfer agent to issue freely tradeable Common Stock to the Holder within five (5) days of the Company's receipt of the attached Notice of Conversion from Holder; (d) failure by the Company to comply with any of its other agreements in the Debenture; (e) events of bankruptcy or insolvency; (f) a breach by the Company of its obligations under the Securities Purchase Agreement, the Escrow Agreement, the Security Agreement, the Investor Registration Rights Agreement or any other agreement entered into on the date hereof between the Company and the Holder which is not cured within any applicable cure period set forth in such agreements. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate all amounts due hereunder and may, notwithstanding any restrictions or limitations contained herein, the Holder may convert all or any portion of this Debenture into Common Stock at the price set forth in Section 1.02 hereof and sell or transfer any shares of Common Stock received upon such conversion.

         Section 3.02 Failure to Issue Unrestricted Common Stock. As indicated in Article III Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment of all debentures outstanding and accrued interest thereon or, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, to convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

                                  ARTICLE IV.

         Section 4.01 Rights and Terms of Conversion. This Debenture, in whole or in part, may be converted at any time following the date of closing into shares of Common Stock at a price equal to the Conversion Price as described in
Section 1.02 above.



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         Section 4.02 Re-issuance of Debenture. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

         Section 4.03 Termination of Conversion Rights. The Holder's right to convert the Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on the date that is the second (2nd) year anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section 4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

                                   ARTICLE V.

         Section 5.01 Anti-dilution. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

         Section 5.02 Consent of Holder to Sell Capital Stock or Grant Security Interests. Except for the Standby Equity Distribution Agreement dated the date hereof between the Company and Cornell Capital Partners, LP. so long as any of the principal of or interest on this Note remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, or (iii (iv) file any registration statement on Form S-8, except with respect to a bona fide stock incentive plan pursuant to which no more than 10% of the Company's outstanding shares of Common Stock may be issued thereunder and which otherwise complies with the provisions of this Section 5.02.




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                                  ARTICLE VI.

Section 6.01 Notice. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:               WWAP, Inc.
                                     C/o ActivePoint Ltd.
                                     20 Giborel Israel St.Poleg Industrisl one
                                     Netanya Isrse - 42504
                                     Attention:        Moshe Ofer
                                     Telephone:        972-9-8857484
With a copy to:                      McLaughlin & Stern, LLP
                                     260 Madison Avenue
                                     New York, NY 10016
                                     Attention:        Steven W. Schuster, Esq.
                                     Telephone:        (212) 448-1100
                                     Facsimile:        (212) 448-0066

If to the Holder:                    Cornell Capital Partners, LP
                                     101 Hudson Street, Suite 3700
                                     Jersey City, NJ 07303
                                     Attention:        Mark A. Angelo
                                                       Portfolio Manager
                                     Telephone:        (201) 985-8300
                                     Facsimile:        (201) 985-8266

With a copy to:                      Cornell Capital Partners, LP
                                     101 Hudson Street, Suite 3700
                                     Jersey City, NJ  07303
                                     Attention:        Troy J. Rillo, Esq.
                                     Telephone:        (201) 985-8300
                                     Facsimile:        (201) 985-8266


         Section 6.02 Governing Law. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of New Jersey without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

         Section 6.03 Severability. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.



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


         Section 6.04 Entire Agreement and Amendments. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

         Section 6.05 Counterparts. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

         IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company has executed this Debenture as of the 20th day of October 2004.

                                                            WWAP, INC.

                                                            By:/s/ Moshe Ofer
                                                            -----------------
                                                            Name:    Moshe Ofer
                                                            Title:   CEO
























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                                   EXHIBIT "A"


                              NOTICE OF CONVERSION


        (To be executed by the Holder in order to Convert the Debenture)



TO:

         The undersigned hereby irrevocably elects to convert $_________________ of the principal amount of the above Debenture into Shares of Common Stock of WWAP, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
                                            ------------------------------------
Applicable Conversion Price:
                                            ------------------------------------
Signature:
                                            ------------------------------------
Name:
                                            ------------------------------------
Address:
                                            ------------------------------------
Amount to be converted:                   $
                                            ------------------------------------
Amount of Debenture unconverted:          $
                                            ------------------------------------
Conversion Price per share:               $
                                            ------------------------------------
Number of shares of Common Stock to be
issued:
                                            ------------------------------------
Please issue the shares of Common Stock
in the following name and to the
following address:
                                            ------------------------------------
Issue to:
                                            ------------------------------------
Authorized Signature:
                                            ------------------------------------
Name:
                                            ------------------------------------
Title:
                                            ------------------------------------
Phone Number:
                                            ------------------------------------
Broker DTC Participant Code:
                                            ------------------------------------
Account Number:
                                            ------------------------------------








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